Visa Inc. Fiscal First Quarter 2018 Financial Results February 1, 2018 Exhibit 99.2

Fiscal First Quarter 2018 Financial Results2 ©2018 Visa. All rights reserved. This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that relate to, among other things, our future operations, prospects, developments, strategies, business growth and financial outlook for fiscal full-year 2018. Forward-looking statements generally are identified by words such as "believes," "estimates," "expects," "intends," "may," "projects," “outlook”, "could," "should," "will," "continue" and other similar expressions. All statements other than statements of historical fact could be forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, many of which are beyond our control and are difficult to predict. Actual results could differ materially from those expressed in, or implied by, our forward-looking statements due to a variety of factors, including, but not limited to: • increased oversight and regulation of the global payments industry and our business; • impact of government-imposed restrictions on payment systems; • outcome of tax, litigation and governmental investigation matters; • increasingly intense competition in the payments industry, including competition for our clients and merchants; • proliferation and continuous evolution of new technologies and business models; • our ability to maintain relationships with our clients, merchants and other third parties; • brand or reputational damage; • management changes; • impact of global economic, political, market and social events or conditions; • exposure to loss or illiquidity due to settlement guarantees; • uncertainty surrounding the impact of the United Kingdom’s withdrawal from the European Union; • cyber security attacks, breaches or failure of our networks; • failure to maintain interoperability with Visa Europe’s systems and to migrate European activity onto VisaNet successfully; • our ability to successfully integrate and manage our acquisitions and other strategic investments; and • other factors described in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended September 30, 2017, and our subsequent reports on Forms 10-Q and 8-K. Except as required by law, we do not intend to update or revise any forward-looking statements as a result of new information, future events or otherwise. Forward-Looking Statements

Fiscal First Quarter 2018 Financial Results3 ©2018 Visa. All rights reserved. Strong Fiscal First Quarter 2018 Results in billions, except percentages and per share data USD ($) Change (YoY) Net Operating Revenue $4.86 9% GAAP Net Income $2.52 22% Adjusted Net Income $2.54 23% GAAP Earnings Per Share $1.07 25% Adjusted Earnings Per Share $1.08 26% Note: Refer to the accompanying financial tables for further details and a reconciliation of the non-GAAP measures presented. • GAAP effective tax rate of 22.1% and adjusted effective tax rate of 21.7%, both including a 6 percentage point reduction resulting from U.S. tax reform • Returned $2.2B of capital to shareholders in the form of share repurchases and dividends • Performance driven by continued strength in payments volume, cross-border volume and processed transactions

Fiscal First Quarter 2018 Financial Results4 ©2018 Visa. All rights reserved. Quarter ended September – Excludes Europe Co-badged Payments Volume* Payments Volume US$ in billions, nominal, except percentages INTL 985 INTL 1,094 INTL 602 INTL 647 INTL 382 INTL 448 U.S. 768 U.S. 836 U.S. 409 U.S. 449 U.S. 359 U.S. 387 1,752 1,930 1,012 1,095 741 835 INTL = International Total Visa Inc. Credit Debit YoY Change (constant) 10% 8% 11% YoY Change (nominal) 8% 13%10% Note: On occasion, previously submitted volume information may be updated to reflect revised client submissions or other adjustments. Prior-period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes and totals are calculated based on unrounded numbers. Constant-dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance. 2016 2017 * As a result of EU regulation changes, effective with the quarter ended December 31, 2016, Europe co-badged payments volume is no longer included in reported volume. For comparative purposes, 2016 data has been adjusted to exclude co-badged payments volume.

Fiscal First Quarter 2018 Financial Results5 ©2018 Visa. All rights reserved. Quarter ended December Current quarter payments volume and other select metrics are provided in the operational performance data supplement in the earnings release to provide more recent operating data. Service revenues continue to be recognized based on payments volume in the prior quarter. Payments Volume US$ in billions, nominal, except percentages YoY Change (constant) 10% 10% 9% YoY Change (nominal) 12% 13%12% Note: On occasion, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior-period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes and totals are calculated based on unrounded numbers. Constant-dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance. INTL 420 INTL 09 U.S. 575 U.S. 631 U.S. 277 U.S. 313 INTL 1,003 INTL 1,150 INTL 601 INTL 676 INTL 403 INTL 474 U.S. 804 U.S. 881 U.S. 430 U.S. 478 U.S. 374 U.S. 402 1,807 2,031 1,031 1,155 777 876 INTL = International Total Visa Inc. Credit Debit 2016 2017

Fiscal First Quarter 2018 Financial Results6 ©2018 Visa. All rights reserved. Quarter ended December Transactions in millions, except percentages Note: Total transactions represent payments and cash transactions as reported by Visa clients on their operating certificates. On occasion, previously submitted transaction information may be updated to reflect revised client submissions or other adjustments. Prior-period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes and totals are calculated based on unrounded numbers. Processed transactions represent transactions involving Visa, Visa Electron, Interlink, V PAY and PLUS cards processed on Visa’s networks. Credit 38% YoY Change 9% 12% Debit 62% Credit 38% 65% Debit 65% Debit 35% Credit 35% Credit 40,965 44,579 27,329 30,508 Processed TransactionsTotal Transactions 2016 2017

Fiscal First Quarter 2018 Financial Results7 ©2018 Visa. All rights reserved. Quarter ended September Total Cards in millions, except percentages 3,076 1,060 2,016 3,210 1,073 2,137 Visa Inc. Credit Debit Note: The data presented is based on results reported quarterly by Visa clients on their operating certificates. Estimates may be utilized if data is unavailable. On occasion, previously submitted card information may be updated to reflect revised client submissions or other adjustments. Prior-period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers. YoY Change 1% 6%4% 2016 2017

Fiscal First Quarter 2018 Financial Results8 ©2018 Visa. All rights reserved. 5,502 (1,041) 4,461 6,188 (1,326) 4,862 Gross Revenues Client Incentives Net Operating Revenues Fiscal 2017 Fiscal 2018 Revenue – Q1 2018 US$ in millions, except percentages YoY Change 27% 9%12% Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers. 18.9% 21.4% Client Incentives as a % of Gross Revenues 2.5ppts

Fiscal First Quarter 2018 Financial Results9 ©2018 Visa. All rights reserved. Revenue Detail – Q1 2018 US$ in millions, except percentages 1,918 1,892 1,489 203 2,146 2,147 1,666 229 Service Revenues Data Processing Revenues International Transaction Revenues Other Revenues Fiscal 2017 Fiscal 2018 YoY Change 13% 12%12% 13% Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.

Fiscal First Quarter 2018 Financial Results10 ©2018 Visa. All rights reserved. Operating Margin – Q1 2018 US$ in millions, except percentages Note: Operating margin is calculated as operating income divided by net operating revenues. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers. 4,461 1,361 3,100 4,862 1,535 3,327 Net Operating Revenues Operating Expenses Operating Income Fiscal 2017 Fiscal 2018 YoY Change 13% 7%9% (1) ppt 69% 68% Operating Margin

Fiscal First Quarter 2018 Financial Results11 ©2018 Visa. All rights reserved. Operating Expenses – Q1 2018 US$ in millions, except percentages Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers. 571 218 145 80 146 186 15 679 223 160 92 145 236 0 Personnel Marketing Network & Processing Professional Fees Depreciation & Amortization General & Administrative Litigation Provision Fiscal 2017 Fiscal 2018 YoY Change 10% 14%19% 27%(1)%3% (100)%

Fiscal First Quarter 2018 Financial Results12 ©2018 Visa. All rights reserved. Other Financial Results and Highlights • Cash, cash equivalents and available-for-sale investment securities of $14.1 billion at the end of the fiscal first quarter • Adjusted free cash flow of $2.6 billion for the fiscal first quarter • Capital expenditures of $141 million during the fiscal first quarter • Redeemed $1.75 billion of senior notes which was scheduled to mature in December 2017 • The Board of Directors authorized a new $7.5 billion share repurchase program and increased the Company’s quarterly cash dividend to $0.21 per share See appendix for reconciliation of adjusted free cash flow to the closest comparable U.S. GAAP financial measure.

Fiscal First Quarter 2018 Financial Results13 ©2018 Visa. All rights reserved. Financial Outlook for Fiscal Full-Year 2018 Annual net revenue growth High single digits on a nominal dollar basis, with approximately 0.5 to 1 percentage point of positive foreign currency impact Client incentives as a percentage of gross revenues 21.5% to 22.5% range Annual operating expense growth High end of mid-single digits adjusted for special items in fiscal 2017 (see note below) Annual operating margin High 60s GAAP and adjusted effective tax rate Approximately 23%, which includes a 6 percentage point reduction resulting from U.S. tax reform Annual diluted class A common stock earnings per share growth including the impact of U.S tax reform Mid-50’s on a GAAP nominal dollar basis and high end of mid-20’s on an adjusted, non-GAAP nominal dollar basis (see note below). Both include approximately 9 to 10 percentage points driven by U.S. tax reform and approximately 1 to 1.5 percentage points of positive foreign currency impact Note: The financial outlook for fiscal full-year 2018 includes Visa Europe integration expenses of approximately $60 million for the full-year. Annual operating expense growth is derived from adjusted full-year 2017 operating expenses of $6.0 billion. Annual adjusted diluted class A common stock earnings per share growth is derived from adjusted full-year 2017 earnings per share results of $3.48. Refer to the accompanying financial tables for further details and a reconciliation of the adjusted fiscal full-year 2017 results.

Appendix

Fiscal First Quarter 2018 Financial Results15 ©2018 Visa. All rights reserved. Calculation of Adjusted Free Cash Flow A- Management believes that presentation of adjusted free cash flow is useful to measure the Company’s generation of cash available to first re-invest in the business and then return excess cash to shareholders through stock buybacks and cash dividends. During the three months ended December 31, 2017, the Company generated adjusted free cash flow of $2.6 billion, and returned $2.2 billion to investors through stock buybacks of $1.7 billion, and dividends paid of $458 million. The Company defines adjusted free cash flow as cash provided by operating activities adjusted to reflect capital investments made in the business. Adjusted free cash flow is a non-GAAP performance measure and should not be relied upon as a substitute for measures calculated in accordance with U.S. GAAP. The following table reconciles as-reported net cash provided by operating activities to non-GAAP adjusted free cash flow. US$ in millions Three Months Ended December 31, 2017 Net cash provided by operating activities Less: capital expenditures $2,762 (141) Adjusted free cash flow $2,621